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                                                                    EXHIBIT 21.1

                      SUBSIDIARIES OF MEDIANEWS GROUP, INC.

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

SUBSIDIARIES                                    STATE OF INCORPORATION        NAMES UNDER WHICH IT CONDUCTS BUSINESS
------------                                    ----------------------        --------------------------------------
Los Angeles Daily News Publishing Company       Delaware                      The Daily News

Long Beach Publishing Company                   Delaware                      Long Beach Press-Telegram
                                                                              El Economico
                                                                              Star Watch
                                                                              Motorway en Espanol
                                                                              Sunday Press-Telegram
                                                                              TV

Las Cruces Publishing Company                   Delaware                      Las Cruces Sun-News
                                                                              Silver City Sun-News
                                                                              The Deming Headlight
                                                                              Voz del Valle
                                                                              Alamogordo Daily News
                                                                              Ruidoso News
                                                                              Silver City Action
                                                                              Southern New Mexico Real Estate Guide
                                                                              Sun-News Shopping Times
                                                                              The Southwest Copper Shopper

Northwest New Mexico
Publishing Company
                                                Delaware                      The Daily Times
                                                                              San Juan Sun
                                                                              Four Corners Business Journal
                                                                              The Colorado Courier
                                                                              Senior Living
                                                                              Healthy Living
                                                                              Technology Journal



Graham Newspapers, Inc.                         Delaware                      The Graham Leader
                                                                              The Lake Country Sun
                                                                              The Jacksboro Gazette-News
                                                                              The Jack County Herald
                                                                              The Olney Enterprise
                                                                              The Breckenridge American
                                                                              Lake Country Senior Times
                                                                              Lake Country Shopper
                                                                              The Lake Country Vacation Guide
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

SUBSIDIARIES                                    STATE OF INCORPORATION        NAMES UNDER WHICH IT CONDUCTS BUSINESS
------------                                    ----------------------        --------------------------------------
Graham Newspapers, Inc. (continued)             Delaware                      KSWA
                                                                              KWKQ
                                                                              KLXK
                                                                              KROO

York Newspaper, Inc.                            Delaware                      The York Dispatch
                                                                              The York Sunday News
                                                                              Weekly Record

Hanover Publishing Company                      Delaware                      The Evening Sun
                                                                              Community Sun
                                                                              The Lebanon Daily News
                                                                              Lebanon Valley Review
                                                                              Palm Advertiser
                                                                              TV Week

Charleston Publishing Company                   Delaware                      Charleston Daily Mail

New England Newspapers, Inc.                    Delaware                      North Adams Transcript
                                                                              The Brattleboro Reformer
                                                                              Bennington Banner
                                                                              The Manchester Journal
                                                                              The Berkshire Eagle
                                                                              New England Internet Media Publishing Company, Inc.
                                                                              Town Crier
                                                                              Berkshires Week
                                                                              Berkshire County Book of Homes
                                                                              The Berkshire Eagle Shopper
                                                                              Banner Weekender
                                                                              The Shopping Guide
                                                                              Welcome Homes
                                                                              Car and Truck PartsFinder
                                                                              AutoFinder

Fitchburg Publishing Company                    Delaware                      The Sentinel & Enterprise
                                                                              North County Leader
                                                                              The Independent
                                                                              The Weekender Plus
                                                                              Pepperell Free Press
                                                                              Townsend Times

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

SUBSIDIARIES                                    STATE OF INCORPORATION        NAMES UNDER WHICH IT CONDUCTS BUSINESS
------------                                    ----------------------        --------------------------------------
Fitchburg Publishing Company (continued)        Delaware                      Groton Landmark
                                                                              Harvard Hillside
                                                                              The Public Spirit
                                                                              Shirley Oracle
                                                                              Fitchburg Internet Media Publishing Company, Inc.

Lowell Publishing Company                       Delaware                      The Sun
                                                                              Lowell Internet Media Publishing Company, Inc.

The Denver Post Corporation                     Delaware                      The Denver Post
                                                                              Eastern Colorado Publishing Company

Eastern Colorado Publishing
Company                                         Delaware                      Fort Morgan Times
                                                                              Journal-Advocate
                                                                              Lamar Daily News
                                                                              Morgan Times Review
                                                                              Akron News Reporter
                                                                              Brush News-Tribune
                                                                              Julesburg Advocate
                                                                              The Burlington Record
                                                                              Estes Park Trail-Gazette
                                                                              Platte Valley Edition
Internet Media Publishing, Inc.                 Delaware


MediaNews Group Interactive                     Delaware                      Employment Specialists LLC
                                                                              Rate Watch, Inc.
                                                                              MNG/Power One Media Holding Company, Inc.

West Coast MediaNews LLC                        Delaware                      California Newspapers Partnership
                                                                              The Oakland Tribune
                                                                              Tri-Valley Herald
                                                                              The Argus
                                                                              The Daily Review
                                                                              Alameda Times-Star
                                                                              San Mateo County Times
                                                                              Times Weekend
                                                                              San Bruno Herald
                                                                              Coastside Chronicle
                                                                              Daly City Record


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

SUBSIDIARIES                                    STATE OF INCORPORATION        NAMES UNDER WHICH IT CONDUCTS BUSINESS
------------                                    ----------------------        --------------------------------------
West Coast MediaNews LLC (continued)            Delaware                      The Brisbane Bee
                                                                              Millbrae Recorder-Progress
                                                                              Pacifica Tribune
                                                                              The Wave
                                                                              Inland Valley Daily Bulletin
                                                                              Enterprise-Record
                                                                              San Gabriel Valley Tribune
                                                                              Whittier Daily News
                                                                              Pasadena Star-News
                                                                              Eureka Times-Standard
                                                                              Mercury-Register
                                                                              Marin Independent Journal
                                                                              Lake County Record-Bee
                                                                              Enterprise Journal
                                                                              Fort Bragg Advocate-News
                                                                              Times-Herald
                                                                              The Daily Democrat
                                                                              Ukiah Daily Journal
                                                                              Redlands Daily Facts
                                                                              Red Bluff Daily News
                                                                              San Bernardino County Sun
                                                                              The Milpitas Post
                                                                              Fremont Bulletin
                                                                              Berryessa Sun
                                                                              Tri-City Weekly
                                                                              The Sunday Star
                                                                              Rowland Heights Highlander
                                                                              Hacienda Heights Highlander
                                                                              Walnut Highlander
                                                                              Glendora Press Highlander
                                                                              La Puente Highlander
                                                                              West Covina Highlander
                                                                              San Dimas/Laverne Highlander
                                                                              Cheers
                                                                              City News
                                                                              Times Weekend
                                                                              Ukiah Hometown Shopper
                                                                              Bee-Smart Shopper
                                                                              Willits News
                                                                              Times-Standard Plus

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

SUBSIDIARIES                                    STATE OF INCORPORATION        NAMES UNDER WHICH IT CONDUCTS BUSINESS
------------                                    ----------------------        --------------------------------------
West Coast MediaNews LLC (continued)            Delaware                      On the Market
                                                                              Classified Gazette
                                                                              Clearlake Observer-American
                                                                              Penny Slaver
                                                                              East Bay Real Estate Connection
                                                                              The Buyers' Guide

Kearns-Tribune, LLC                             Delaware                      The Salt Lake Tribune

Carlsbad Publishing Company                     Delaware                      Carlsbad Current-Argus

Connecticut Newspapers Publishing
Company
                                                Delaware                      Connecticut Post
                                                                              Westport News
                                                                              Fairfield Citizen-News
                                                                              Darien News-Review
                                                                              Norwalk Citizen News
                                                                              IFC
                                                                              Women Magazine
                                                                              Health & Spirit
                                                                              House Hunter
                                                                              Auto Pix Plus
                                                                              Office Park News
                                                                              Business Matters
                                                                              To Have and To Hold

Alaska Broadcasting Company, Inc.               Alaska                        Northern Television, Inc. KTVA

MediaNews Group, Inc.                           Delaware









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